UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2007

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 23, 2007, the Company effected several changes in its management structure.  Among the changes, Mr. Robert J. Cera was appointed President and Chief Operating Officer of the Company.  Mr. Cera had previously served as Executive Vice President of the Company, and he continues as President and Chief Operating Officer of Baylake Bank.  Mr. Thomas L. Herlache continues as Chief Executive Officer and Chairman of the Board of the Company.  Mr. Robert M. Zubella and Mr. Paul C. Wickmann will no longer serve as executive officers of the Company, but they continue as employees of Baylake Bank.

Information about Mr. Cera and his employment agreement is included in Item 5.02 of the Company’s Form 8-K filed on July 5, 2006, which is incorporated herein by reference.

On January 30, 2007, the Company entered into a separation agreement with Mr. Steven D. Jennerjohn.  As previously reported on Form 8-K filed on December 21, 2006, the employment of Mr. Jennerjohn as Treasurer and Chief Financial Officer of the Company and Senior Vice President–Accounting of Baylake Bank, was terminated on December 18, 2006.  The agreement provides, among other things, that Mr. Jennerjohn will receive approximately $119,000 of severance pay, representing one and a half weeks of regular base wages for each year of employment, payment of a management bonus for 2006 in the amount of $5,520, reimbursement of Mr. Jennerjohn’s continued participation in Baylake Bank’s group health insurance plan for a period of three months, as well as outplacement services for a period of three months (not to exceed $5,000).  A copy of the separation agreement is filed as Exhibit 10.1.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits:

10.1

Separation Agreement, agreed to and accepted on January 30, 2007, by and between Baylake Bank and Steven D. Jennerjohn.

10.2

Employment Agreement dated as of June 30, 2006, by and between Baylake Bank and Robert J. Cera, incorporated herein by reference to Exhibit 10.9 of the Company’s Form 10-Q for the quarter ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2007

BAYLAKE CORP.

By:  /s/ John A. Hauser

John A. Hauser

Vice President

EXHIBIT INDEX

Exhibit Number

                                                 Description

10.1

Separation Agreement, agreed to and accepted on January 30, 2007, by and between Baylake Bank and Steven D. Jennerjohn.

10.2

Employment Agreement dated as of June 30, 2006, by and between
Baylake Bank and Robert J. Cera, incorporated herein by reference to
Exhibit 10.9 of the Company’s Form 10-Q for the quarter ended June 30,
2006.

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